                                                                   EXHIBIT 10.19

                                 LIMITED WAIVER
                                       TO
                           CONVERTIBLE LOAN AGREEMENTS


         This Limited Waiver to Convertible Loan Agreements ("LIMITED WAIVER")

is made, as of this 31st day of December, 2001, by and between Renaissance US

Growth & Income Trust PLC, a public limited company registered in England and

Wales ("RENAISSANCE PLC"), and BFSUS Special Opportunities Trust PLC, a public limited company registered in England and Wales ("BFSUS") (Renaissance PLC and

BFSUS are collectively referred to as the "RENAISSANCE LENDERS"), who are the holders of not less than a majority of the outstanding principal amount of the

Renaissance Debentures (as defined below) and not less than a majority of the outstanding principal amount of the June Debentures (as defined below) (the

"HOLDERS").

                  WHEREAS, Cover-All Technologies Inc., a Delaware corporation (the "COMPANY"), the Renaissance Lenders and Renaissance Capital Group, Inc., a Texas corporation, as agent for the Renaissance Lenders, are parties to that certain Convertible Loan Agreement, dated as of June 28, 2001 (the "RENAISSANCE AGREEMENT"), pursuant to which the Renaissance Lenders purchased 8% Convertible Debentures from the Company for an aggregate principal amount of $1,400,000 (the "RENAISSANCE DEBENTURES"); and

                  WHEREAS, the Company and John Roblin, Arnold Schumsky and Stuart Sternberg (collectively, the "ADDITIONAL LENDERS" and, together with the Renaissance Lenders, the "Lenders"), and Stuart Sternberg, as agent for the Additional Lenders, are parties to that certain Convertible Loan Agreement, dated as of June 28, 2001 (the "ADDITIONAL LENDERS AGREEMENT"), pursuant to which the Additional Lenders purchased 8% Convertible Debentures from the Company for an aggregate principal amount of $400,000 (the "ADDITIONAL LENDERS DEBENTURES" and, together with the Renaissance Debentures, the "JUNE DEBENTURES"); and

                  WHEREAS, terms not otherwise defined herein shall have the meanings as set forth in the Renaissance Agreement; and

                  WHEREAS, the Company is not in compliance with the financial covenant set forth in Section 7.01 for the fiscal quarter ending December 31, 2001 and the covenants set forth in Section 5.01 of the Renaissance Agreement, and the Company is not in compliance with the financial covenant set forth in Section

         7.01 for the fiscal quarter ending December 31, 2001 and the covenants set forth in Section 5.01 of the Additional Lenders Agreement; and

                  WHEREAS, on September 30, 2001, the Holders waived, solely for the fiscal quarter ending September 30, 2001, the Company's non-compliance with the covenants contained in Sections 7.01 and 5.01 of the Renaissance Agreement and Sections 7.01 and 5.01 of the Additional Lenders Agreement, provided that the Company is in compliance with such covenants for the fiscal quarter ending December 31, 2001, and the Holders acknowledged and agreed that the Company's non-compliance with the covenants contained in Sections 7.01 and 5.01 of the Renaissance Agreement and Sections 7.01 and 5.01 of the Additional Lenders Agreement is not, and shall not be, deemed a Default or an Event of Default under the Renaissance Agreement and the Additional Lenders Agreement, provided that the Company is in compliance with such covenants for the fiscal quarter ending December 31, 2001; and

                  WHEREAS, the Company has requested that the Lenders, pursuant to Sections 12.02 and 11.04 of the Renaissance Agreement and Sections
         12.02 and 11.04 of the Additional Lenders Agreement, waive, solely for the fiscal quarter ending December 31, 2001, the Company's failure to comply with the financial covenant set forth in Section 7.01 for the fiscal quarter ending December 31, 2001, and the covenants set forth in
         Section 5.01 of the Renaissance Agreement, and the financial covenant set forth in Section 7.02 for the fiscal quarter ending December 31, 2001, and the covenants set forth in Section 5.01 of the of the Additional Lenders Agreement; and

                  WHEREAS, the Company has requested that the Lenders, pursuant to Sections 12.02 and 11.04 of the Renaissance Agreement and Sections
         12.02 and 11.04 of the Additional Lenders Agreement, waive, solely for the fiscal quarter ending September 30, 2001, the Company's failure to comply with the financial covenant set forth in Section 7.01 for the fiscal quarter ending September 30, 2001, and the covenants set forth in Section 5.01 of the Renaissance Agreement, and the financial covenant set forth in Section 7.02 for the fiscal quarter ending September 30, 2001, and the covenants set forth in Section 5.01 of the of the Additional Lenders Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the undersigned hereby agree as follows:

                           1. The Holders do hereby waive, solely for the fiscal
                  quarter ending December 31, 2001, the Company's non-compliance with the covenants contained in Sections 7.01 and 5.01 of the Renaissance Agreement and Sections 7.01 and 5.01 of the Additional Lenders Agreement; and


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                           2. The Holders do hereby acknowledge and agree that
                  the Company's non-compliance with the covenants contained in Sections 7.01 and 5.01 of the Renaissance Agreement and Sections 7.01 and 5.01 of the Additional Lenders Agreement for the fiscal quarter ending December 31, 2001 is not, and shall not be, deemed a Default or an Event of Default under the Renaissance Agreement and the Additional Lenders Agreement; and

                           3. The Holders do hereby waive, solely for the fiscal
                  quarter ending September 30, 2001, the Company's non-compliance with the covenants contained in Sections 7.01 and 5.01 of the Renaissance Agreement and Sections 7.01 and
                  5.01 of the Additional Lenders Agreement; and

                           4. The Holders do hereby acknowledge and agree that
                  the Company's non-compliance with the covenants contained in Sections 7.01 and 5.01 of the Renaissance Agreement and Sections 7.01 and 5.01 of the Additional Lenders Agreement for the fiscal quarter ending September 30, 2001 is not, and shall not be, deemed a Default or an Event of Default under the Renaissance Agreement and the Additional Lenders Agreement.



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


                  IN WITNESS WHEREOF, this Limited Waiver is entered into as of the date set forth above.


                                     HOLDERS:


                                     RENAISSANCE US GROWTH & INCOME TRUST PLC


                                     By: /s/  Russell Cleveland
                                         ---------------------------------------
                                         Russell Cleveland
                                         Director
                                         (holding 50% of the outstanding
                                         principal amount of the Renaissance
                                         Debentures and approximately 38.89% of
                                         the outstanding principal amount of the
                                         June Debentures)


                                     BFSUS SPECIAL OPPORTUNITIES TRUST PLC


                                     By: /s/  Russell Cleveland
                                         ---------------------------------------
                                         Russell Cleveland
                                         Director
                                         (holding 50% of the outstanding
                                         principal amount of the Renaissance
                                         Debentures and approximately 38.89% of
                                         the outstanding principal amount of the
                                         June Debentures)








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